MUTUAL GENERAL RELEASE

I. PARTIES
        This Mutual General Release ("Release") is entered into as of December 24, 2003 among the following parties ("Parties")1:

A. Roy F. Farmer, in his capacity as trustee ("Trustee") of the trusts listed on Schedule I (the "Trusts"), and his Related Entities2;
B. Roy F. Farmer, individually, and his Related Entities;
C. Roy E. Farmer, individually, and his Related Entities;
D. Carol Lynn Farmer-Waite, and her Related Entities
E. Jeanne Ann Farmer-Grossman, and her Related Entities
F. Richard F. Farmer, and his Related Entities
G. Catherine Crowe, individually, and her Related Entities;
H. Janis Crowe, individually, and her Related Entities;
I. Steven Crowe, individually, and his Related Entities;
J. Farmer Bros. Co., a California Corporation together with its officers, directors, subsidiaries and divisions (collectively, the "Company"); and
K. Each of the Trusts and their Related Entities.
II. RECITALS
This Release is made with reference to the following facts:

A. Trustee, Roy F. Farmer, Roy E. Farmer, Carol Lynn Farmer-Waite, Jeanne Ann Farmer-Grossman, Richard F. Farmer and the Trusts and their respective Related Entities are hereinafter collectively referred to as the "Farmer Parties."
B. Catherine Crowe, Janis Crowe, and Steven Crowe and their respective Related Entities are hereinafter collectively referred to as the "Crowe Family Parties."
C. On or about June 11, 2003, Steven Crowe filed a petition to remove and surcharge Trustee as trustee of the Roy E. Farmer I Children's Trust in a matter "Roy E. Farmer I Children's Trust, pursuant to Children's Trust Agreement, dated October 24, 1957," Superior Court of the State of California, for the County of Los Angeles, Case No. BP079060 (the "Litigation").
D. Janis Crowe and Catherine Crowe have joined the Litigation and the Litigation has been expanded to include all the Trusts.
E. The Parties have duly executed and delivered a Settlement Agreement, dated as of December 23, 2003 (the "Settlement Agreement") in connection with the Litigation which provides for the Parties to execute and deliver a mutual general release in the form of this Release.
F. The Parties intend to include within the scope of this Release all matters that in any way relate to or arise out of:
1. Any act or failure to act of the Trustee, the Trust and their Related Entities at any time prior to the moment this Release is executed by the Parties ("Disputed Trust Matters").
2. Any act or failure to act by the Company at any time prior to the moment this Release is executed by the Parties ("Disputed Company Matters").
3. Any act or failure to act by Roy F. Farmer, Roy E. Farmer, Carol Lynn Farmer-Waite, Jeanne Ann Farmer-Grossman, Richard F. Farmer and their Related Entities at any time prior to the moment this Release is executed by the Parties ("Disputed Farmer Family Matters").
4. Any act or failure to act by any of the Crowe Family Parties at any time prior to the moment this Release is executed by the Parties ("Disputed Crowe Family Matters").
G. The Parties intend to include within the scope of this Release all known or presently unknown, suspected or unsuspected, contingent or fixed complaints, grievances, allegations, demands, liabilities, losses, obligations, promises, damages, costs, expenses (including, without limitation, attorneys' fees), lawsuits, actions (in law, equity or otherwise), causes of action (including antitrust claims), rights and privileges of whatever kind that:
1. Any of the Crowe Family Parties may have or ever come to have against any of the Farmer Parties or the Company and that in any way relate to or arise out of the Disputed Trust Matters, the Disputed Company Matters or the Disputed Farmer Family Matters (such complaints, claims, grievances, allegations, demands, liabilities, losses, obligations, promises, damages, costs, expenses (including, without limitation, attorneys' fees), lawsuits, actions (in law, equity, admiralty or otherwise), causes of action, rights and privileges shall be collectively referred to as "Disputed Crowe Family Claims").
2. Any of the Farmer Parties or the Company may have or ever come to have against any of the Crowe Family Parties that in any way relate to or arise out of the Disputed Crowe Family Matters (such complaints, claims, grievances, allegations, demands, liabilities, losses, obligations, promises, damages, costs, expenses (including, without limitation, attorneys' fees), lawsuits, actions (in law, equity, admiralty or otherwise), causes of action, rights and privileges shall be collectively referred to as "Disputed Farmer Claims").
III. RELEASES
A. Crowe Family Parties: Release of Farmer Parties and the Company. In consideration of the terms and provisions of this Release, the Settlement Agreement and the purchase and sale of shares of Company common stock pursuant to that Stock Purchase Agreement dated, as of December 24, 2003 (the "Stock Purchase Agreement" by and among Catherine Crowe, the Trustee and the Company, and the transactions contemplated by such agreements (collectively, the "Transactions"), each of the Crowe Family Parties shall, and hereby does, relieve, release and forever discharge each of the Farmer Parties and the Company of and from any and all Disputed Crowe Family Claims that any of the Crowe Family Parties may have or ever come to have against any of the Farmer Parties or the Company.
B. Farmer Parties and the Company: Release of Crowe Family Parties. In consideration of the terms and provisions of this Release, the Settlement Agreement, the Stock Purchase Agreement and the Transactions, each of the Farmer Parties and the Company shall, and hereby does, relieve, release and forever discharge each of the Crowe Family Parties of and from any and all Disputed Farmer Claims that any of the Farmer Parties or the Company may have or ever come to have against any of the Crowe Family Parties.
C. Unknown Claims and Risks Released by the Crowe Family Parties. It is understood by the Crowe Family Parties that there is a risk that after the execution of this Release, any of the Crowe Family Parties may incur or suffer losses, damages or injuries that are in some way caused by or related to the Disputed Crowe Family Claims, but that are unknown or unanticipated, for whatever reason, at the time of the execution of this Release ("Unknown Crowe Family Injury Risk"). Further, it is understood by the Crowe Family Parties that there is a risk that loss or damage to the Crowe Family Parties presently known may be or become, for whatever reason, greater than the Crowe Family Parties now expect or anticipate ("Unknown Crowe Family Magnitude Risk"). The Crowe Family Parties understand, accept and assume both the Unknown Crowe Family Injury Risk and the Unknown Crowe Family Magnitude Risk and intend that the releases contained herein shall apply to all unknown and unanticipated results in any way arising from or relating to Disputed Crowe Family Claims, as well as those known and anticipated, and, upon the advice of legal counsel, the Crowe Family Parties knowingly, voluntarily and intentionally and expressly waive against each and every Farmer Party all rights under California Civil Code Section 1542, which provides as follows:

	"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

	The Crowe Family Parties also knowingly, voluntarily, intentionally and expressly waive any and all rights and benefits conferred by any law of any state or territory of the United States or any foreign country or principal of common law that is similar to Section 1542 of the California Civil Code.

D. Unknown Claims and Risks Released by Farmer Parties and the Company. It is understood by the Farmer Parties and the Company that there is a risk that after the execution of this Release, any of the Farmer Parties or the Company may incur or suffer losses, damages or injuries that are in some way caused by or related to the Disputed Farmer Claims, but that are unknown or unanticipated, for whatever reason, at the time of the execution of this release ("Unknown Farmer Injury Risk"). Further, it is understood by the Farmer Parties and the Company that there is a risk that loss or damage to the Farmer Parties or the Company presently known may be or become, for whatever reason, greater than the Farmer Parties or the Company now expect or anticipate ("Unknown Farmer Magnitude Risk"). The Farmer Parties and the Company understand, accept and assume both the Unknown Farmer Injury Risk and the Unknown Farmer Magnitude Risk and intend that the releases contained herein shall apply to all unknown and unanticipated results in any way arising from or relating to the Disputed Farmer Claims, as well as those known and anticipated, and, upon the advice of legal counsel, the Farmer Parties and the Company knowingly, voluntarily and intentionally and expressly waive against each and every Crowe Family Party all rights under California Civil Code Section 1542, which provides as follows:
	"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

	The Farmer Parties and the Company also knowingly, voluntarily, intentionally and expressly waive any and all rights and benefits conferred by any law of any state or territory of the United States or any foreign country or principal of common law that is similar to Section 1542 of the California Civil Code.

IV. COVENANT NOT TO SUE
A. General. Each Party agrees ("Covenant Not To Sue") that it will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding, in law, equity, admiralty or otherwise, or from inducing others to do so against any other Party, in any way arising out of or relating to any of the Disputed Crowe Family Claims or the Disputed Farmer Claims, including, but not limited to, an action claiming that this Release, or any portion thereof, was fraudulently induced.
B. Attorneys' Fees. The Parties agree further that in the event any Party breaches this Covenant Not to Sue, the breaching Party, or in the case of a breach by any of a Party's Related Entities, the party to whom the breaching Related Entity is related, shall pay any and all costs, expenses and attorneys' fees actually incurred by any nonbreaching Party and by any of such nonbreaching Party's Related Entities, in defending or otherwise responding to or participating in any such action or proceeding.
C. Injunctive Relief. The Parties acknowledge and agree that monetary damages alone are inadequate to compensate any Party for injury caused or threatened by a breach of this Covenant Not to Sue and that preliminary and permanent injunctive relief restraining and prohibiting the prosecution of any action or proceeding sought or instituted in violation hereof is a necessary and appropriate additional remedy in the event of such a breach. Nothing contained in this paragraph, however, shall be interpreted or construed to prohibit or in any way limit the right of any nonbreaching Party to obtain, in addition to injunctive relief, an awarded of monetary damages against any person or entity breaching this Covenant Not to Sue or this Release.
D. Exceptions.	The following specific matters are excepted from this
Release and the Covenant not to Sue:
1.	Any claims of any Party resulting from a breach by any other Party of any representations or warranties contained in this Release, the Settlement Agreement, the Stock Purchase Agreement or any of the of the documents executed in connection with the foregoing; and
2.	Any claims of any Party resulting from a breach or failure to perform by any other Party of any covenants contained in this Release, the Settlement Agreement, the Stock Purchase Agreement or any of the of the documents executed in connection with the foregoing.
Provided further, that this Release including, without limitation, the Covenant not to Sue shall be of no force or effect on any Party to the extent of any damages suffered by such Party (i) if the purchase and sale of shares of Company common stock effected pursuant to the Stock Purchase Agreement be hereinafter set aside in whole, or in material (five percent (5%) or greater) part, or (ii) if any Crowe Family Member, for any reason, shall be required to return to the Company, or pay to any third party, in either case after adjustment for any indemnity payments, in the aggregate more than one percent (1%) of the purchase price received by such Crowe Family Member (directly, or indirectly in trust) pursuant to the Stock Purchase Agreement.
V. ADDITIONAL COVENANTS
A. No Disparagement.	Each Crowe Family Party agrees not to make any public
or private statements, either orally or in writing, to any person (including, but not limited to, any employee or former employee of the Company) or any entity of any kind that are derogatory or disparaging of the personal, professional or business reputation of any of the Farmer Parties. Each Farmer Party agrees not to make any public or private statements, either orally or in writing, to any third party that are derogatory or disparaging of the personal, professional or business reputation of any Crowe Family Party.
B. No Interference. Each of the Crowe Family Parties agrees that for a period of 15 (fifteen) years it shall not take any of the following actions:
1. Acquire or propose to acquire, or agree to seek to acquire, directly or indirectly, any securities (or direct or indirect rights or options to acquire) any securities of the Company or any subsidiary thereof or of any successor to or person in control of the Company.
2. Enter into or agree, offer, propose to seek to enter into or otherwise be involved in or part of, directly or indirectly, any acquisition transaction or other business combination relating to all or part of the Company or any of its subsidiaries or any acquisition transaction for all or part of the assets of the Company or any of its businesses.
3. make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company; become a "participant" in any "election contest" (as such terms are defined or used in the rules under the Securities and Exchange Act of 1934, as amended (the "Exchange Act")) with respect to the Company; seek to advise, encourage or influence any person or entity with respect to any voting securities of the Company; demand a copy of the Company's stock ledger, list of shareholders or other books and records; or call or attempt to call any meeting of the shareholders of the Company; or
4. form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company or any of its subsidiaries; or
5. seek or propose, alone or in concert with others, to influence or control the Company's management or policies; or
6. directly or indirectly enter into any discussions, negotiations, arrangements or understandings with any other person with respect to any of the foregoing activities or propose any of such activities to any other person; or
7. advise, assist, encourage, act as a financing source for or otherwise invest in any other person in connection with any of the foregoing activities; or
8. disclose any intention, plan or arrangement inconsistent with any of the foregoing.
C. Non-Cooperation
1. The Parties further agree that they will not cooperate with any other person or entity in litigation or other proceedings against each other. Nothing herein, however, precludes the Parties from obeying lawful process. In the event a Party is served or otherwise provided with a subpoena and/or any other request for information and/or documents ("Request For Information") regarding or related to any of the other Parties hereto, the Party receiving such subpoena and/or Request For Information hereby agrees to provide notice immediately of such occurrence pursuant to the Notice provision contained in this Agreement. The Notice shall include a copy of the subpoena and/or Request For Information together with any other document(s) that accompanied such subpoena and/or Request For Information. The Party from whom the documents or information is sought shall use its best efforts to seek an extension of time to respond to the Request for Information, but shall not be required to obtain the requested extension. In the event the Party opposing the Request For Information files an appropriate motion for a protective order, the Party from whom the documents or information is sought shall not produce any such information or documents until a ruling has been made on the motion.
VI. REPRESENTATIONS AND WARRANTIES
A. Independent Legal Advice. Each of the Parties represents, warrants and agrees that it has received independent legal advice from its attorneys with respect to the advisability of executing this Release, the Settlement Agreement, the Stock Purchase Agreement and entering into the Transactions. Accordingly, any rule of law, or any legal decision, that would require interpretation of any claimed ambiguities in this Agreement against the Party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the Parties.
B. No Other Representation. Each of the Parties represents, warrants and agrees that in executing this Release, it has relied solely on the statements expressly set forth herein. Each of the Parties represents, warrants and agrees that, in executing this Release, it has placed no reliance whatsoever on any statement, representation or promise or any other Party, or any other person or entity, not expressly set forth herein, or upon the failure of any other Party or any other person or entity to make any statement, representation or disclosure or anything whatsoever. The Parties have included this clause: (1) to preclude any claim that any Party was in any way fraudulently induced to execute this Release; and (2) to preclude the introduction of parol evidence to vary, interpret, supplement or contradict the terms of this Release.
C. Factual Investigation. Each of the Parties represents, warrants and agrees that it has made such investigation of the facts pertaining to the Disputed Crowe Family Claims, the Disputed Farmer Claims and other matters contained in or relating to this Release as it deems necessary or desirable.
D. No Assignment. Each of the Parties represents and warrants that there has been no assignment to any person or entity whatsoever of claims released by that Party. Each Party, to the extent such Party breaches this representation and warranty, agrees to indemnify and hold harmless any nonbreaching Party to this Release from and against any and all claims, allegations, demands, liabilities, losses, obligations, promises, damages, costs, expenses (including, without limitation, attorneys' fees), lawsuits (in law, equity, admiralty or otherwise), causes of action, rights and privileges actually incurred as a result of such breach.
E. Authority. Each of the Parties represents, warrants and agrees that it has the full right and authority to enter into this Release, and that the person executing this Release on its behalf has the full right and authority to fully commit and bind such Party.
VII. GENERAL
A. No Admissions. Each of the Parties hereto expressly agrees and acknowledges that this Release represents a settlement of disputed claims and that, by entering into this Release, no Party hereto admits or acknowledges the existence of any claim or wrongdoing on its part.
B. Full Integration. This Release is the final written expression and the complete and exclusive statement of all of the agreements, conditions, promises, representations and covenants between the Parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements, negotiations, representations, understandings and discussions between and among the Parties, their respective representatives and any other person or entity, with respect to the subject matter covered hereby. Any amendment to this Release must be in writing, must specifically refer to this Release, and must be signed by duly authorized representatives of each of the Parties.
C. Gender. Whenever the context so requires, the masculine gender herein shall include the feminine or neuter, and the singular number shall include the plural and vice versa.
D. Confidentiality. Except as required by applicable laws and regulations, court processes or obligations pursuant to a listing agreement with NASDAQ, the existence of this Release, the Settlement Agreement, the Stock Purchase Agreement and their respective terms and the Transactions are to be held in strict confidence by the Parties and shall not be discussed with or disclosed to any person or entity. In addition, the Parties may discuss the terms of this Release, the Settlement Agreement or the Stock Purchase Agreement and the Transactions where absolutely essential for accounting or tax purposes, and in such circumstance shall notify such other person of the confidentiality obligations under this Release prior to revealing any such information and the divulging party shall be liable for any breach of the confidentiality provisions by such other person.
E. Counterparts. This Release may be executed in any number of counterparts by the Parties, and when each Party has signed and delivered at least one (1) such counterpart to the other Party, each counterpart shall be deemed an original and, taken together, shall constitute one and the same Release that shall be binding and effective as to all the Parties.
F. California Law Governs. This Release shall be construed and enforced in accordance with, and governed by, the laws of the State of California.
G. Headings. The headings to the paragraphs of this Release are inserted for convenience only and will not be deemed a part hereof or affect the construction or interpretation of the provisions hereof.
H. Survival of Warranties. All representations, warranties and covenants contained in this Release shall survive its execution, effectiveness and delivery.
I. Notices. Unless otherwise provided herein, all notices, demands, requests, claims and other communications hereunder shall be in writing and may be given by any of the following methods: (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) internationally recognized overnight courier service. Such notices and communications shall be sent to the appropriate party at its address or facsimile number given below or at such other address or facsimile number for such as shall be specified by notice given hereunder (and shall be deemed given upon receipt by such party or upon actual delivery to the appropriate address, or, in case of a facsimile transmission, upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error; in the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above, provided however, that such mailing shall in no way alter the time at which the facsimile notice is deemed received):

If to the Company  to:
Name:            Farmer Bros. Co.
Address:         20333 South Normandie Avenue
                 Torrance, CA 90502
Attention:  John Simmons
Fax No.:         (310) 787-5376
with a copy (which shall not constitute notice) to:
Name:            Joseph Giunta, Esq.
                 Skadden, Arps, Slate, Meagher & Flom LLP
Address:         300 S. Grand Avenue, Suite 3400
                 Los Angeles, CA 90071
Fax No.:         (213) 687-5600

If to the Trusts, the Trustee or their Related Entities to:
Name:            Roy F. Farmer
Address:         20333 South Normandie Avenue
                 Torrance, CA 90502
Attention:  Roy E. Farmer
with a copy (which shall not constitute notice) to:
Name:            Marshal Oldman, Esq.
                 Oldman Cooley et al LLP
Address:         16133 Ventura Blvd, PH#A
                 Encino, California 91436-2408
Fax No.:         (818) 986-8080

If to the Crowe Family Parties or their Related Entities, to:
Name:            Steven D. Crowe
Address:         106 South Canyon View Drive
                 Los Angeles, California 90049
with a copy (which shall not constitute notice) to:
Name:            Robert S. Barry, Esq.
Address:         Loeb & Loeb LLP
                 10100 Santa Monica Blvd., Suite 2200
                 Los Angeles, California 90067
Fax No.:         (310) 282-2200

        IN WITNESS WHEREOF, the Parties hereto have approved and executed this Agreement as of December 24, 2003.

EXECUTED by the Parties as follows:

                  /s/ Catherine Crowe
			______________________________
			Catherine Crowe

                  /s/ Steven D. Crowe
			______________________________
			Steven D. Crowe

                  /s/ Janis Crowe
			______________________________
        		Janis Crowe

                  /s/ Roy F. Farmer
			______________________________
			Roy F. Farmer, as Trustee of the
			Trusts Listed on Schedule I

                  /s/ Roy F. Farmer
			______________________________
			Roy F. Farmer, Individually

                  /s/ Roy E. Farmer
			______________________________
			Roy E. Farmer

                  /s/ Carol Lynn Farmer-Waite
			______________________________
			Carol Lynn Farmer-Waite

                  /s/ Jeanne Ann Farmer-Grossman
			______________________________
			Jeanne Ann Farmer-Grossman

                  /s/ Richard F. Farmer
			______________________________
			Richard F. Farmer

			Farmer Bros. Co.

                        /s/ Roy E. Farmer
			By:  ___________________________
			        Roy E. Farmer
			        Chief Executive Officer








Schedule I

List of Trusts


NAME OF TRUST/BENEFICIARYCHILDREN'S TRUST B,
October 24, 1957Beneficiaries: Crowe ChildrenELIZABETH H. FARMER TRUST, December 21, 1964Beneficiary: Janis CroweELIZABETH H. FARMER TRUST,
      December 21, 1964Beneficiary: Steven CroweELIZABETH H. FARMER TRUST, August 4, 1969Beneficiary: Janis CroweELIZABETH H. FARMER TRUST,
August 4, 1969Beneficiary:  Steven CroweELIZABETH H. FARMER TRUST,
August 4, 1969Beneficiary:  Catherine CroweELIZABETH H. FARMER TRUST
May 3, 1972Beneficiary:  Janis CroweELIZABETH FARMER TRUST
         MAY 3, 1972Beneficiary:  Catherine CroweELIZABETH FARMER TRUST
May 3, 1972, as succeeded by Declaration of Trust, dated March 12, 1995Beneficiary: Steven Crowe:
1 	Any references to "Party" or "Parties" hereinafter shall also include the Party's or Parties' Related Entities.
2 	For purposes of this Release, the Related Entities of any party to this
Release ("Party") shall be defined as: the Party's successors, predecessors, assignees, heirs, legatees, devisees, executors, administrators, legal representatives; and any other representative, person or entity claiming by, through or under, or acting on behalf of the Party.






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